SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          -----------------------------

       Date of Report (Date of earliest event reported): December 3, 2003

                             Dycom Industries, Inc.
             (Exact name of registrant as specified in its charter)


           Florida                             0-5423                   59-1277135
  (State or other jurisdiction        Commission File Number        (I.R.S. Employer
of incorporation or organization)                                Identification Number)

                          -----------------------------

        4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida   33410

               (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code: (561) 627-7171







                             Exhibit Index on Page 3

Item  5.    Other Events.
            ------------

          On December 3, 2003, Dycom Industries, Inc. issued a press release announcing that it had consummated its acquisition of UtiliQuest Holdings Corp. pursuant to the terms of the Merger Agreement it previously announced on November 17, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety by reference herein.



Item  7.    Financial Statements and Exhibits.
            ---------------------------------

            (c) EXHIBITS.

                99.1    Press Release dated December 3, 2003.

                                  EXHIBIT INDEX

Exhibit No.       Description
----------        -----------

99.1              Press Release dated December 3, 2003.

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DYCOM INDUSTRIES, INC.

                                By: /s/ Steven Nielsen
                                    --------------------------
                                    Name:  Steven Nielsen
                                    Title: President and Chief Executive Officer